Supplement Dated May 1, 2016

To the Product Prospectus for:

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

CG Variable Life Insurance Separate Account II

VUL-1

This Supplement outlines changes to the investment options under your Policy. All other provisions outlined in your prospectus, as supplemented, remain unchanged. This Supplement is for informational purposes and requires no action on your part.

Effective May 9, 2016, the following fund will be available as a new investment option under your Policy. Please refer to the prospectus for the Underlying Fund found on www.LincolnFinancial.com.

Fidelity® Variable Insurance Products, advised by Fidelity Management & Research Company

•                  Fidelity® VIP Government Money Market Portfolio (Initial Class): As high a level of current income as is consistent with preservation of capital and liquidity.

Please retain this Supplement for future reference.

SUPP-16-06